UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 29, 2025

Date of Report (Date of earliest event reported)

Enveric Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Enveric Biosciences, Inc.

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (239) 302-1707

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ENVB	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 29, 2025, Enveric Biosciences, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). A total of 1,206,498 shares of the Company’s common stock were present in person or represented by proxy at the 2025 Annual Meeting, which represented 48.81% of the outstanding shares of common stock entitled to vote at the 2025 Annual Meeting and constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote per share of common stock held as of the close of business on April 4, 2025, the record date for the 2025 Annual Meeting. The matters submitted for a vote and the related results are set forth below. At the Annual Meeting, our stockholders voted on each of the following four matters:

●	The election of six directors, to serve until the Company’s 2026 annual meeting of stockholders or until their successors are duly elected and qualified (“Election of Directors”);
●	An advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the proxy statement (the “Say-on-Pay Proposal”);
●	The conditional approval to authorize the Company’s board of directors to amend the Company’s certificate of incorporation, to effect a reverse stock split in the range between 1:5 and 1:50 (the “Reverse Stock Split”), without reducing the number of authorized shares of common stock, at the discretion of the Company’s board of directors in the event the Company receives a delisting determination, prior to January 28, 2026, from the Nasdaq Stock Market LLC due to a default of the minimum bid price requirement (the “Conditional Reverse Stock Split Proposal”); and
●	The ratification and appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”).

The final vote results for each of these four matters is set forth below.

1.	The votes cast on the Election of Directors were as follows:

Nominee	Votes For	Withheld	Broker Non-Votes
Michael D. Webb	175,763	155,118	875,617
George Kegler	148,785	182,096	875,617
Frank Pasqualone	174,829	156,052	875,617
Marcus Schabacker, M.D., Ph.D.	266,476	64,405	875,617
Joseph Tucker, Ph.D.	266,855	64,026	875,617
Sheila DeWitt, Ph.D	265,640	65,241	875,617

2.	The votes cast on the advisory vote for the Say-on-Pay Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
253,560	75,850	1,471	875,617

3.	The votes cast on the Conditional Reverse Stock Split Proposal were as follows:

Votes For	Votes Against	Abstentions
881,471	301,346	23,681

4.	The votes cast on the Auditor Ratification were as follows:

Votes For	Votes Against	Abstentions
1,082,606	115,857	8,035

For more information about the foregoing proposals, please see the Company’s Proxy Statement for the 2025 Annual Meeting. The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2025	ENVERIC BIOSCIENCES, INC.

	By:	/s/ Joseph Tucker
Joseph Tucker, Ph.D.
Chief Executive Officer